Income taxes	12 Months Ended
Mar. 29, 2025
Income Tax Disclosure [Abstract]
Income taxes
11.	Income taxes:

(a)
The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of March 29, 2025, the Company did not have any accrued interest or penalties related to uncertain tax positions due to available tax loss carry forwards. The tax years 2018 through 2025 remain open to examination by the major taxing jurisdictions to which the Company is subject.

The Company evaluates its deferred tax assets to determine if any adjustments to its valuation allowances are required. As part of this analysis, the Company could not reach the required conclusion that it would be able to more likely than not realize the value of net deferred tax assets in the future. As a result, the Company has a non-cash
valuation allowance of $29.2 million (March 30, 2024 - $26.1 million) against the majority of the Company’s net deferred tax assets.
The significant items comprising the Company’s net deferred tax assets at March 29, 2025 and March 30, 2024 are as follows:

	Fiscal Year Ended
	March 29, 2025	March 30, 2024
	(In thousands)
Deferred tax assets:
Loss and tax credit carry forwards	$15,436	$14,481
Difference between book and tax basis of property and equipment and intangible assets	9,164	7,228
Operating lease liabilities net of right-of-use assets	2,656	3,536
Other reserves not currently deductible	1,296	1,196
Interest and financing expenses not currently deductible	2,076	—
Investment in joint venture	(842)	(531)
Other	(561)	239

Net deferred tax asset before valuation allowance	29,225	26,149
Valuation allowance	(29,225)	(26,149)

Net deferred tax asset	$—	$—

The Company’s income tax expense (benefit) consists of the following components:

Fiscal Year Ended
	March 29, 2025	March 30, 2024	March 25, 2023
(In thousands)
Income tax expense (benefit):

Current	$—	$—	$—
Deferred	(3,076)	(1,329)	(1,860)
Valuation allowance	3,076	1,329	1,860
Income tax expense	$—	$—	$—

The Company’s current tax payable was nil at March 29, 2025, March 30, 2024 and March 25, 2023.
The Company’s provision for income taxes varies from the amount computed by applying the statutory income tax rates for the reasons summarized below:

	Fiscal Year Ended
	March 29, 2025	March 30, 2024	March 25, 2023
Canadian statutory rate	25.7%	25.7%	25.9%
Utilization of unrecognized losses and other tax attributes	(27.1%)	(28.6%)	(25.0%)
Non-deductible equity in earnings joint venture	2.4%	6.0%	4.0%
Permanent differences and other	(1.0%)	(3.1%)	(4.9%)

Total	0.0%	0.0%	0.0%

(b)
At March 29, 2025, the Company had federal
non-capital
losses of $55.1
million available to reduce future Canadian federal taxable income, of which $
3.4
million expire in 2030 and the balance after 2033. The Company also has capital losses of $
1.6
million available to reduce future Canadian capital gains. These capital losses do not have an expiration date. In addition to losses, the Company has restricted interest and financing expenses of $8.1 million available to reduce future Canadian federal taxable income, which do not expire.